Exhibit 10.1

AMENDMENT NO. 21 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 21 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of January 13, 2020, is entered into among WORTHINGTON RECEIVABLES CORPORATION, a Delaware corporation, as Seller (the “Seller”), WORTHINGTON INDUSTRIES, INC., an Ohio corporation, as Servicer (the “Servicer”), THE MEMBERS OF THE VARIOUS PURCHASER GROUPS FROM TIME TO TIME PARTY TO THE AGREEMENT (as defined below) (each, a “Purchaser Group” and collectively, the “Purchaser Groups”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).

RECITALS

WHEREAS, the Seller, the Servicer, each member of each of the Purchaser Groups and the Administrator are parties to the Receivables Purchase Agreement, dated as of November 30, 2000 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”);

WHEREAS, concurrently herewith, Structural Composites Industries LLC (the “Released Originator”), the remaining Originators party thereto, and the Seller are entering into that certain Amendment No. 11 to Purchase and Sale Agreement (the “Sale Agreement Amendment”), dated as of the date hereof;

WHEREAS, concurrently herewith, the Released Originator is entering into a separate Assignment Agreement with the Seller (the “Assignment Agreement”), dated as of the date hereof;

WHEREAS, concurrently herewith, the Seller, the Servicer, the Purchaser Agents, the Purchaser and the Administrator are entering into that certain Twelfth Amended and Restated Fee Letter (the “Fee Letter”), dated as of the date hereof; and

WHEREAS, the parties hereto desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

2.Amendments to Agreement. The Agreement is hereby amended to reflect the marked pages of the Agreement attached hereto as Exhibit A.

3.Representations and Warranties. The Seller and the Servicer each hereby represents and warrants to the Administrator and each member of the various Purchaser Groups from time to time party to the Agreement as follows:

(a)Representations and Warranties. Its representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date);

(b)Enforceability.  The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts.  This Amendment and the Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms; and

(c)No Default. Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

(d)Borrowing Base.  Immediately after giving effect to this Amendment, the Sale Agreement Amendment and the Assignment Agreement, the Aggregate Investment plus the Total Reserves on the date hereof will not exceed the Net Receivables Pool Balance on the date hereof.

4.Consent.  Each of the parties hereto hereby (i) consents to the execution, delivery and performance of the Sale Agreement Amendment, the Assignment Agreement and each of the other documents, instruments and agreements referenced in Section 6 of this Amendment and (ii) waives any notice requirement set forth in the Agreement or any other Transaction Document as a prerequisite or condition precedent to the effectiveness of any such document, instrument or agreement.

5.Effect of Amendment. All provisions of the Agreement, including as expressly amended and modified by this Amendment, shall remain in full force and effect and are hereby ratified. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

6.Effectiveness. This Amendment shall become effective as of the date hereof upon (a) receipt by the Administrator of counterparts of: (i) this Amendment, (ii) the Sale Agreement Amendment, (iii) the Fee Letter, (iv) the Assignment Agreement, and (v) such other documents, instruments and agreements reasonably requested by the Administrator prior to the date hereof and (b) payment of the “Structuring Fee” (under and as defined in the Fee Letter) in accordance with the terms of the Fee Letter.

7.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be

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deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

8.Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

9.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

10.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

WORTHINGTON RECEIVABLES
CORPORATION, as Seller

By:	Name: Marcus Rogier Title: Treasurer

WORTHINGTON INDUSTRIES, INC.,
as Servicer

By:	Name: Marcus Rogier Title: Treasurer

S-1	Amendment No. 21 to Receivables Purchase Agreement (Worthington)

PNC BANK, NATIONAL ASSOCIATION,

as Administrator

By:	Name: Title:

PNC BANK, NATIONAL ASSOCIATION,

as a Purchaser Agent and a Related Committed Purchaser

By:	Name: Title

S-2	Amendment No. 21 to Receivables Purchase Agreement (Worthington)

Exhibit A

[Amendments to the Receivables Purchase Agreement]

Exhibit A	Amendment No. 21 to Receivables Purchase Agreement (Worthington)